                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 30, 2003

                                 AMERALIA, INC.
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             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-15474

             Utah                                          84-0631765
-----------------------------------              ------------------------------
  (State or other jurisdiction                    (IRS Employer Identification
 incorporation or organization)                              Number)


                  20971 E. Smoky Hill Rd, Centennial, CO 80015
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                    (Address of Principal Executive Offices)

                                 (720) 876-2373
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               Registrant's telephone number, including area code:


                                 Not applicable
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                 (Former Address of Principal Executive Offices)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 20, 2003, AmerAlia, Inc., through its indirect, wholly-owned subsidiary, Natural Soda, Inc., purchased the assets of White River Nahcolite Minerals Ltd. Liability Co. and certain related contracts held by IMC Chemicals Inc. with short-term financing provided by funds associated with The Sentient Group of Grand Cayman. Natural Soda, Inc. is owned by Natural Soda Holdings, Inc., itself a wholly owned subsidiary of AmerAlia. WRNM and IMC Chemicals are subsidiaries of IMC Global, Inc.

         The original terms of the short-term financing required repayment on March 24, 2003, however, the parties extended the repayment date to April 17, 2003, then to May 31, 2003 and monthly thereafter through November 30, 2003.

         As reported in our filing on Form 8-K of February 20, 2003, the acquisition was accomplished under a closing agreement between The Sentient Group, AmerAlia and Natural Soda Holdings that included the terms of this short term financing. Our recent filing on Form 10-KSB extensively discusses the terms of the proposed conversion of this short term financing to long term financing along with additional funding that we anticipate receiving. While we have made considerable progress in resolving these agreements they have not yet been finalised, hence the parties have agreed to extend the due date of the short-term financing until December 31, 2003 and until January 30, 2004 if not completed by end December. The parties have also agreed that if an Event of Default occurs under the Note, default interest will be payable at thirty percent (30%) per annum, compounded annually and calculated from February 20, 2003.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

Not applicable.

(b)      Pro forma financial statements.

Not applicable.

(c)      Exhibits.

  1.     +        Ninth Extension Agreement dated December 16, 2003, between
                  AmerAlia, Inc., Natural Soda Holdings, Inc. (formerly Natural
                  Soda, Inc.), Sentient Global Resource Fund I, LP and Sentient
                  Global Resource Trust No. 1

+        Filed herewith.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERALIA, INC.



December 23, 2003                            By: /s/ Robert van Mourik
                                                 -------------------------------
                                                 Robert C.J. van Mourik,
                                                 Executive Vice President

                                 EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
  1.     +        Ninth Extension Agreement dated December 16, 2003, between
                  AmerAlia, Inc., Natural Soda Holdings, Inc. (formerly Natural
                  Soda, Inc.), Sentient Global Resource Fund I, LP and Sentient
                  Global Resource Trust No. 1


+        Filed herewith.